Exhibit 99.8

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-E

KEY PERFORMANCE FACTORS
October 31, 1998



        Expected B Maturity                         09/16/2002


        Blended Coupon                               5.6671%



        Excess Protection Level
          3 Month Average  5.51%
          October, 1998  5.91%
          September, 1998  4.32%
          August, 1998  6.29%


        Cash Yield                                  18.93%


        Investor Charge Offs                        4.98%


        Base Rate                                   8.04%


        Over 35 Day Delinquency                     5.16%


        Seller's Interest                           8.67%


        Total Payment Rate                          14.28%


        Total Principal Balance                     $39,561,435,127.71


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $3,431,640,609.22


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